WT MUTUAL FUND
Wilmington Multi-Manager Large-Cap Fund
Institutional and A Shares
Supplement Dated December 19, 2007 to the
Institutional and A Shares Prospectuses
Dated November 1, 2007
The information in this Supplement contains new and additional information beyond that in the Institutional and A Shares Prospectuses of the Wilmington Multi-Manager Large-Cap Fund (the “Large-Cap Fund”) dated November 1, 2007, and should be read in conjunction with those Prospectuses.
At the meeting of the Board of Trustees (the “Trustees”) of WT Mutual Fund held on November 29, 2007, upon the recommendation of Rodney Square Management Corporation (“RSMC”), the Trustees approved a proposal to add Robeco Investment Management, Inc. (“Robeco”) as a sub-adviser for the Wilmington Multi-Manager Large-Cap Fund (the “Large-Cap Fund”), effective December 17, 2007.
Robeco was a sub-adviser for the Wilmington Multi-Manager Mid-Cap Fund (the “Mid-Cap Fund”) prior to the Mid-Cap Fund’s reorganization into the Large-Cap Fund on December 14, 2007. See the Multi-Manager Funds Institutional Share Prospectus and the Multi-Manager Funds A Share Prospectus for information about Robeco and the individuals responsible for the day-to-day management of the portion of the Large-Cap Fund allocated to Robeco by RSMC.
Until such time as the Large-Cap Fund shareholders approve the new sub-advisory agreement among the Trust, RSMC and Robeco, Robeco has agreed to provide sub-advisory services to the Large-Cap Fund without compensation. RSMC anticipates that shareholders will be asked to consider the approval of the Robeco sub-advisory agreement at a special meeting of shareholders of the Large-Cap Fund scheduled for January 31, 2008.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE